EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of SurModics, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Bruce J Barclay, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     Dated: February 9, 2007

/s/ Bruce J Barclay
Bruce J Barclay
Chief Executive Officer

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